Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Montrose Environmental Group, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Allan Dicks, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 5, 2025	By:	/s/ Allan Dicks
Allan Dicks
Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Montrose Environmental Group, Inc. and will be retained by Montrose Environmental Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.